UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 14, 2025

Date of Report (Date of earliest event reported)

Thayer Ventures Acquisition Corporation II

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42641	98-1795713
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25852 McBean Parkway Suite 508 Valencia, CA 91355		91355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 782-1414

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one Right entitling the holder to receive one-tenth of a Class A Ordinary Share	TVAIU	The Nasdaq Stock Market LLC
Class A Ordinary Shares	TVAI	The Nasdaq Stock Market LLC
Rights	TVAIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 14, 2025, the Registration Statement on Form S-1 (File No. 333-285830) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Thayer Ventures Acquisition Corporation II (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, on May 14, 2025, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

An Underwriting Agreement, dated May 14, 2025, by and between the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the underwriters, which contains customary representations and warranties and indemnification of the underwriters by the Company;

•

A Rights Agreement, dated May 14, 2025, by and between the Company and Continental Stock Transfer & Trust Company, which sets forth the terms of the Rights and responsibilities of the rights agent; and indemnification of the rights agent by the Company;

•

An Investment Management Trust Agreement, dated May 14, 2025, by and between the Company and Continental Stock Transfer & Trust Company, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Units, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•

A Registration Rights Agreement, dated May 14, 2025, by and among the Company, Thayer Ventures Acquisition Holdings II LLC (the “Sponsor”) and the other parties thereto, which provides for customary demand and piggy-back registration rights for the Sponsor, and customary piggy-back registration rights for certain permitted transferees of the Sponsor;

•

Form of Indemnity Agreement by and between the Company and each of the officers and directors of the Company, pursuant to which the Company has agreed to indemnify each officer and director of the Company against certain claims that may arise in their roles as officers and directors of the Company;

•

A Letter Agreement, dated May 14, 2025, by and between the Company, the Sponsor, and each of the officers and directors of the Company, pursuant to which each of the Sponsor and each executive officer and director of the Company has agreed to vote any ordinary shares held by him, her or it in favor of the Company’s initial business combination (subject to the limitations of applicable securities laws); to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 21 months of the date hereof; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor;

•

A Private Units Purchase Agreement, dated May 14, 2025, by and between the Company and the Sponsor, pursuant to which the Sponsor purchased 362,500 units in a private placement (the “Private Units”), each Private Unit being comprised of one Class A ordinary share, $0.0001 par value per share and one right, each right entitling the holder thereof to one-tenth of one Class A ordinary share; and

•

An Administrative Support Agreement, dated May 14, 2025, by and between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space, secretarial and administrative services, as may be required by the Company from time to time, for $30,000 per month until the earlier of the Company’s completion of its initial business combination or liquidation.

The underwriter was granted a 45-day option to purchase up to additional 2,625,000 Units (as defined below) to cover over-allotments, if any. On May 15, 2025, the underwriter exercised the over-allotment option in full to purchase additional 2,625,000 Units. On May 16, 2025, the Company consummated the IPO of 20,125,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value (“Class A Ordinary Share”) and one right to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $201,250,000 (before underwriting discount and commission and offering expenses).

As of May 16, 2025, a total of $201,250,000 of the net proceeds from the IPO (including the exercise of the over-allotment option) and the Private Placement (as defined below) (including the underwriter’s deferred commission of up to $7,568,750) were deposited in a trust account established for the benefit of the Company’s public shareholders, with Continental Stock Transfer & Trust Company acting as trustee. An audited balance sheet as of May 16, 2025 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and attached hereto as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6, respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) of 362,500 Private Units with the Sponsor at a price of $10.00 per Private Unit, generating total proceeds of $3,625,000.

The Private Units are identical to the Units (as defined above) sold in the IPO except with respect to certain registration rights and transfer restrictions. Additionally, the holders of the Private Units have agreed to certain restrictions on the Private Units, as described in the Registration Statement. Additionally, such holders agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until 30 days after the completion of the Company’s initial business combination. The holders were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2025, and in connection with the IPO, H. Charles Floyd, Ren Riley, Robert Ghoorah, Caroline Shin and R. David Edelman (the “New Directors” and, collectively with Mark E. Farrell and Christopher Hemmeter, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective May 14, 2025, each of Ren Riley, Caroline Shin and Robert Ghoorah was also appointed to the Board’s Audit Committee, with Ren Riley serving as its chair, and each of Caroline Shin, R. David Edelman and Ren Riley was appointed to the Board’s Compensation Committee, with Caroline Shin serving as its chair.

Between March 26, 2025 and April 6, 2025, the Sponsor transferred 25,000 shares of the Company’s Class B ordinary shares, $0.0001 par value per share, to each of the New Directors as compensation for his or her service as a director of the Company.

Other than the foregoing, none of the Directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor is any Director party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On May 14, 2025, and in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

On May 14, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 14, 2025, by and between the Company and Stifel, Nicolaus & Company, Incorporated.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Rights Agreement, dated May 14, 2025, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Investment Management Trust Agreement, dated May 14, 2025, by and between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated May 14, 2025, by and among the Company, the Sponsor and the other parties thereto.

10.3	Form of Indemnity Agreement by and between the Company and each of the officers and directors of the Company.

10.4	Letter Agreement, dated May 14, 2025, by and among the Company, the Sponsor, and each director and executive officer of the Company.

10.5	Private Units Purchase Agreement, dated May 14, 2025, by and between the Company and the Sponsor.

10.6	Administrative Support Agreement, dated May 14, 2025, by and between the Company and the Sponsor.

99.1	Press Release Dated May 14, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2025

THAYER VENTURES ACQUISITION CORPORATION II

By:	/s/ Mark E. Farrell
Name:	Mark E. Farrell
Title:	Co-Chief Executive Officer

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